SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 30, 2006
REMOTE DYNAMICS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 301-2000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On January 30, 2006, Remote Dynamics, Inc. (the “Company”) received written notice from its independent registered public accounting firm, BDO Siedman LLP (“BDO”) of BDO’s resignation as of January 30, 2006. A copy of the letter of resignation received from BDO is attached hereto as Exhibit 99.1.
     On October 30, 2004, BDO completed its audit of the consolidated financial statements of the Company as of as of August 31, 2004 and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the ten months ended June 30, 2004 and the two months ended August 31, 2004, and issued a report thereon dated October 30, 2004 which expressed an unqualified opinion and included explanatory paragraphs concerning the Company’s ability to continue as a going concern (the “2004 Report”). The 2004 Report is included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2004, which was previously filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 18, 2004.
     On October 27, 2005, BDO completed its audit of the consolidated financial statements of the Company as of August 31, 2005, and issued a report thereon dated December 14, 2005 which expressed an unqualified opinion and included explanatory paragraphs concerning the Company’s ability to continue as a going concern (the “2005 Report”). The 2005 Report is included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2005, which was previously filed by the Company with the Commission on December 14, 2005.
     Except as contained in BDO’s 2004 Report and 2005 report, BDO’s reports on the consolidated financial statements of the Company for fiscal year ended August 31, 2004 and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the ten months ended June 30, 2004 and the two months ended August 31, 2004 and fiscal year ended August 31, 2005 do not contain an adverse opinion or disclaimer of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles.
     During the Company’s two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.
     On February 3, 2006, following their review of the Company’s disclosure contained herein in response to Item 304(a) of Regulation S-K, BDO furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company contained herein in response to Item 304(a) of Regulation S-K. A copy of the Letter, dated February 3, 2006, from BDO to the Commission is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description

16.1	Letter furnished to the Company addressed to the Commission stating that BDO agrees with the statements made by the Company contained in this Form 8-K in response to Item 304(a) of Regulation S-K.

99.1	Letter of resignation received by the Company from BDO on January 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOTE DYNAMICS, INC.
/s/ Neil Read
Neil Read
Vice President, Chief Financial Officer and Treasurer

Date: February 3, 2006

Exhibit No.	Description

16.1	Letter furnished to the Company addressed to the Commission stating that BDO agrees with the statements made by the Company contained in this Form 8-K in response to Item 304(a) of Regulation S-K.

99.1	Letter of resignation received by the Company from BDO on January 30, 2006